The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $3,396
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $45
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $3
Janus Global Real Estate Fund $45
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $47
Janus International Equity Fund $50
Janus International Forty Fund $7
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $1,772
Janus Research Core Fund $12
Janus Research Fund $0
Janus Triton Fund $23
Janus Worldwide Fund $14

C-Class
Janus Balanced Fund $1,325
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $10
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $55
(not in thousands)
Janus International Equity Fund $0
Janus International Forty Fund $3
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $204
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

D-Class
Janus Balanced Fund $4,695
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $3,325
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0

I-Class
Janus Balanced Fund $1,725
Janus Contrarian Fund $83
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $43
Janus Global Life Sciences Fund $1
Janus Global Opportunities Fund $9
Janus Global Real Estate Fund $263
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $195
Janus International Equity Fund $422
Janus International Forty Fund $15
Janus Long/Short Fund $0
Janus Orion Fund $13
Janus Overseas Fund $2,716
Janus Research Core Fund $10
Janus Research Fund $50
Janus Triton Fund $14
Janus Worldwide Fund $202

R-Class
Janus Balanced Fund $435
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Growth and Income Fund $1
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $225
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $1

S-Class
Janus Balanced Fund $3,989
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $8
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $82
Janus International Equity Fund $7
Janus International Forty Fund $2
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $4,125
Janus Research Core Fund $24
Janus Research Fund $0
Janus Triton Fund $6
Janus Worldwide Fund $195

T-Class
Janus Balanced Fund $27,871
Janus Contrarian Fund $1643
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $5,694
Janus Global Life Sciences Fund $48
Janus Global Opportunities Fund $1,322
Janus Global Real Estate Fund $1
Janus Global Research Fund $69
Janus Global Technology Fund $0
Janus Growth and Income Fund $9,452
Janus International Equity Fund $0
Janus International Forty Fund $1
Janus Long/Short Fund $0
Janus Orion Fund $1,030
Janus Overseas Fund $27,378
Janus Research Core Fund $1,569
Janus Research Fund $7,477
Janus Triton Fund $548
Janus Twenty Fund $0
Janus Worldwide Fund $10,222

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

D-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

T-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0.2057
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0304
Janus Global Life Sciences Fund $0.0206
Janus Global Opportunities Fund $0.1744
Janus Global Real Estate Fund $0.1407
Janus Global Research Fund $0.0194
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0713
Janus International Equity Fund $0.0078
Janus International Forty Fund $0.0245
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0.1385
Janus Research Core Fund $0.0404
Janus Research Fund $0.0762
Janus Triton Fund $0.0177
Janus Worldwide Fund $0.1695

C-Class
Janus Balanced Fund $0.0973
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0.1624
Janus Global Real Estate Fund $.1446
Janus Global Research Fund $0.0156
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0003
Janus International Equity Fund $0
Janus International Forty Fund $0.0245
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0.0401
Janus Research Core Fund $0
Janus Research Fund $0.0583
Janus Triton Fund $0
Janus Worldwide Fund $0

D-Class
Janus Balanced Fund $0.1207
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0514
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0

I-Class
Janus Balanced Fund $0.2460
Janus Contrarian Fund $0.0164
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0315
Janus Global Life Sciences Fund $0.0214
Janus Global Opportunities Fund $0.1747
Janus Global Real Estate Fund $.1446
Janus Global Research Fund $.0218
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1378
Janus International Equity Fund $0.0426
Janus International Forty Fund $0.0245
Janus Long/Short Fund $0
Janus Orion Fund $0.0129
Janus Overseas Fund $0.1738
Janus Research Core Fund $0.0713
Janus Research Fund $0.0798
Janus Triton Fund $0.0391
Janus Worldwide Fund $.2201

R-Class
Janus Balanced Fund $0.1459
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Growth and Income Fund $0.0182
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0.0858
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $.0806

S-Class
Janus Balanced Fund $0.1688
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0.0200
Janus Global Opportunities Fund $0.1710
Janus Global Real Estate Fund $.1446
Janus Global Research Fund $.0178
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0351
Janus International Equity Fund $0.0130
Janus International Forty Fund $0.0245
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0.1140
Janus Research Core Fund $0.0192
Janus Research Fund $0.0752
Janus Triton Fund $0.0160
Janus Worldwide Fund $0.1217

T-Class
Janus Balanced Fund $0.2121
Janus Contrarian Fund $0.0054
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0169
Janus Global Life Sciences Fund $0.0015
Janus Global Opportunities Fund $0.1481
Janus Global Real Estate Fund $.1445
Janus Global Research Fund $.0039
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0952
Janus International Equity Fund $0.0494
Janus International Forty Fund $0.0245
Janus Long/Short Fund $0
Janus Orion Fund $0.0030
Janus Overseas Fund $0.1473
Janus Research Core Fund $0.0516
Janus Research Fund $0.0589
Janus Triton Fund $0.0193
Janus Twenty Fund $0
Janus Worldwide Fund $.1809


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

D-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0

T-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Opportunities Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus International Forty Fund $0
Janus Long/Short Fund $0
Janus Orion Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Twenty Fund $0
Janus Worldwide Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $17,745
Janus Contrarian Fund $5,445
Janus Enterprise Fund $1,632
Janus Forty Fund $30,740
Janus Fund $5,443
Janus Global Life Sciences Fund $36
Janus Global Opportunities Fund $25
Janus Global Real Estate Fund $346
Janus Global Research Fund $12
Janus Global Technology Fund $55
Janus Growth and Income Fund $641
Janus International Equity Fund $6,841
Janus International Forty Fund $296
Janus Long/Short Fund $2,864
Janus Orion Fund $2,886
Janus Overseas Fund $13,512
Janus Research Core Fund $273
Janus Research Fund $11
Janus Triton Fund $1,678
Janus Worldwide Fund $52

C-Class
Janus Balanced Fund $14,040
Janus Contrarian Fund $4,965
Janus Enterprise Fund $495
Janus Forty Fund $21,153
Janus Fund $238
Janus Global Life Sciences Fund $4
Janus Global Opportunities Fund $1
Janus Global Real Estate Fund $106
Janus Global Research Fund $17
Janus Global Technology Fund $26
Janus Growth and Income Fund $183
Janus International Equity Fund $1,951
Janus International Forty Fund $160
Janus Long/Short Fund $4,880
Janus Orion Fund $1,194
Janus Overseas Fund $5,599
Janus Research Core Fund $434
Janus Research Fund $4
Janus Triton Fund $692
Janus Worldwide Fund $30

D-Class
Janus Balanced Fund $39,092
Janus Contrarian Fund $158,789
Janus Enterprise Fund $16,215
Janus Fund $182,182
Janus Global Life Sciences Fund $20,478
Janus Global Opportunities Fund $6,726
Janus Global Real Estate Fund $188
Janus Global Research Fund $8,708
Janus Global Technology Fund $37,453
Janus Growth and Income Fund $64,787
Janus International Equity Fund $103
Janus International Forty Fund $76
Janus Orion Fund $202,244
Janus Overseas Fund $53,074
Janus Research Core Fund $16,014
Janus Research Fund $68,922
Janus Triton Fund $13,554
Janus Twenty Fund $83,963
Janus Worldwide Fund $29,902

I-Class
Janus Balanced Fund $7,908
Janus Contrarian Fund $7,294
Janus Enterprise Fund $10,524
Janus Forty Fund $51,818
Janus Fund $4,692
Janus Global Life Sciences Fund $142
Janus Global Opportunities Fund $3
Janus Global Real Estate Fund $18,822
Janus Global Research Fund $1,027
Janus Global Technology Fund $81
Janus Growth and Income Fund $2,010
Janus International Equity Fund $11,639
Janus International Forty Fund $768
Janus Long/Short Fund $3,538
Janus Orion Fund $2,920
Janus Overseas Fund $17,917
Janus Research Core Fund $268
Janus Research Fund $1,960
Janus Triton Fund $1,482
Janus Worldwide Fund $961

R-Class
Janus Balanced Fund $3,321
Janus Contrarian Fund $218
Janus Enterprise Fund $1,035
Janus Forty Fund $6,908
Janus Fund $45
Janus Growth and Income Fund $74
Janus International Equity Fund $81
Janus Long/Short Fund $21
Janus Orion Fund $224
Janus Overseas Fund $2,951
Janus Research Core Fund $70
Janus Triton Fund $161
Janus Worldwide Fund $13

S-Class
Janus Balanced Fund $24,425
Janus Contrarian Fund $608
Janus Enterprise Fund $4,594
Janus Forty Fund $97,274
Janus Fund $3,084
Janus Global Life Sciences Fund $8
Janus Global Opportunities Fund $57
Janus Global Real Estate Fund $61
Janus Global Research Fund $1
Janus Global Technology Fund $15
Janus Growth and Income Fund $2,300
Janus International Equity Fund $552
Janus International Forty Fund $80
Janus Long/Short Fund $182
Janus Orion Fund $1,368
Janus Overseas Fund $37,786
Janus Research Core Fund $1,161
Janus Research Fund $489
(not in thousands)
Janus Triton Fund $564
Janus Worldwide Fund $1,544

T-Class
Janus Balanced Fund $118,005
Janus Contrarian Fund $135,511
Janus Enterprise Fund $17,831
Janus Forty Fund $187
Janus Fund $143,850
Janus Global Life Sciences Fund $11,350
Janus Global Opportunities Fund $2,143
Janus Global Real Estate Fund $45
Janus Global Research Fund $8,625
Janus Global Technology Fund $18,822
Janus Growth and Income Fund $64,458
Janus International Equity Fund $68
Janus International Forty Fund $68
Janus Long/Short Fund $119
Janus Orion Fund $137,321
Janus Overseas Fund $137,913
Janus Research Core Fund $13,178
Janus Research Fund $54,141
Janus Triton Fund $18,656
Janus Twenty Fund $70,251
Janus Worldwide Fund $26,275


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $25.27
Janus Contrarian Fund $14.28
Janus Enterprise Fund $49.77
Janus Forty Fund $33.10
Janus Fund $27.10
Janus Global Life Sciences Fund $22.43
Janus Global Opportunities Fund $11.59
Janus Global Real Estate Fund $8.40
Janus Global Research Fund $12.78
Janus Global Technology Fund $14.77
Janus Growth and Income Fund $29.51
Janus International Equity Fund $10.50
Janus International Forty Fund $8.06
Janus Long/Short Fund $10.16
Janus Orion Fund $10.67
Janus Overseas Fund $46.08
Janus Research Core Fund $20.04
Janus Research Fund $25.88
Janus Triton Fund $13.56
Janus Worldwide Fund $42.53

C-Class
Janus Balanced Fund $25.27
Janus Contrarian Fund $14.20
Janus Enterprise Fund $49.47
Janus Forty Fund $31.81
Janus Fund $26.97
Janus Global Life Sciences Fund $22.33
Janus Global Opportunities Fund $11.53
Janus Global Real Estate Fund $8.40
Janus Global Research Fund $12.69
Janus Global Technology Fund $14.69
Janus Growth and Income Fund $29.44
Janus International Equity Fund $10.33
Janus International Forty Fund $8.01
Janus Long/Short Fund $9.98
Janus Orion Fund $10.61
Janus Overseas Fund $45.89
Janus Research Core Fund $19.96
Janus Research Fund $25.76
Janus Triton Fund $13.54
Janus Worldwide Fund $42.45

D-Class
Janus Balanced Fund $25.26
Janus Contrarian Fund $14.30
Janus Enterprise Fund $49.83
Janus Fund $27.11
Janus Global Life Sciences Fund $22.47
Janus Global Opportunities Fund $11.63
Janus Global Real Estate Fund $8.43
Janus Global Research Fund $12.79
Janus Global Technology Fund $14.79
Janus Growth and Income Fund $29.50
Janus International Equity Fund $10.48
Janus International Forty Fund $8.12
Janus Orion Fund $10.68
Janus Overseas Fund $46.11
Janus Research Core Fund $20.00
Janus Research Fund $25.90
Janus Triton Fund $13.56
Janus Twenty Fund $63.97
Janus Worldwide Fund $42.62

I-Class
Janus Balanced Fund $25.25
Janus Contrarian Fund $14.30
Janus Enterprise Fund $49.89
Janus Forty Fund $33.25
Janus Fund $27.13
Janus Global Life Sciences Fund $22.48
Janus Global Opportunities Fund $11.54
Janus Global Real Estate Fund $8.43
Janus Global Research Fund $12.79
Janus Global Technology Fund $14.82
Janus Growth and Income Fund $29.49
Janus International Equity Fund $10.48
Janus International Forty Fund $8.11
Janus Long/Short Fund $10.24
Janus Orion Fund $10.69
Janus Overseas Fund $46.15
Janus Research Core Fund $20.00
Janus Research Fund $25.91
Janus Triton Fund $13.59
Janus Worldwide Fund $42.61

R-Class
Janus Balanced Fund $25.26
Janus Contrarian Fund $14.25
Janus Enterprise Fund $49.62
Janus Forty Fund $32.21
Janus Fund $27.02
Janus Growth and Income Fund $29.49
Janus International Equity Fund $10.41
Janus Long/Short Fund $9.55
Janus Orion Fund $10.64
Janus Overseas Fund $45.99
Janus Research Core Fund $19.99
Janus Triton Fund $13.60
Janus Worldwide Fund $42.53

S-Class
Janus Balanced Fund $25.28
Janus Contrarian Fund $14.28
Janus Enterprise Fund $49.71
Janus Forty Fund $32.70
Janus Fund $27.09
Janus Global Life Sciences Fund $22.38
Janus Global Opportunities Fund $11.66
Janus Global Real Estate Fund $8.40
Janus Global Research Fund $12.74
Janus Global Technology Fund $14.74
Janus Growth and Income Fund $29.51
Janus International Equity Fund $10.64
Janus International Forty Fund $8.08
Janus Long/Short Fund $10.27
Janus Orion Fund $10.66
Janus Overseas Fund $46.05
Janus Research Core Fund $20.02
Janus Research Fund $25.82
Janus Triton Fund $13.55
Janus Worldwide Fund $42.56

T-Class
Janus Balanced Fund $25.26
Janus Contrarian Fund $14.30
Janus Enterprise Fund $49.83
Janus Forty Fund $32.75
Janus Fund $27.10
Janus Global Life Sciences Fund $22.47
Janus Global Opportunities Fund $11.62
Janus Global Real Estate Fund $8.42
Janus Global Research Fund $12.79
Janus Global Technology Fund $14.78
Janus Growth and Income Fund $29.50
Janus International Equity Fund $10.45
Janus International Forty Fund $8.08
Janus Long/Short Fund $10.24
Janus Orion Fund $10.68
Janus Overseas Fund $46.11
Janus Research Core Fund $20.00
Janus Research Fund $25.90
Janus Triton Fund $13.56
Janus Twenty Fund $63.96
Janus Worldwide Fund $42.61